ADAMS
NATURAL RESOURCES
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2018
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Letter to Shareholders

Dear Fellow Shareholders,
Over the past three months, if anything stands out to us it is the stock market’s ongoing strength and resiliency. The market shrugged off concerns of escalating tariffs and fears of rising inflation to extend the nine-year stock market rally that, in August, became the longest bull market on record. The S&P 500 posted its best quarter since 2013, increasing 7.7% and is up 10.6% for the year.
Accelerating wage growth and unemployment reaching its lowest levels since 2000 helped push consumer confidence to 18-year highs. Companies in the S&P 500 reported 25% earnings growth in the second quarter, matching the first quarter’s strong performance. While lower tax rates contributed to these results, revenue growth also accelerated in 2018 for many companies. Given the broad economic strength, the Fed raised interest rates a quarter point in September for the third time this year and remains on track to increase rates again in December.
After increasing 13.5% in the second quarter driven by the recovery in oil prices, the Energy sector of the S&P 500 moderated in the third quarter, yet remained positive, increasing 0.6%. Our Fund increased 0.7% on net asset value for the same period and 4.0% for the first nine months of the year.
Oil prices experienced renewed volatility in the third quarter. After dropping to a quarterly low of  $64 per barrel in mid-August, oil prices recovered to $73 by the end of September, ending just shy of where they started the quarter. Concerns over falling supply from Iran and supply outages in Venezuela and Libya drove prices higher. Adding to the positive sentiment on oil prices was the decision by OPEC at their most recent meeting to leave production unchanged. In the U.S., continued infrastructure-related bottleneck issues in the Permian Basin have limited oil production growth in the region.

Letter to Shareholders (continued)

Our Exploration & Production (E&P) stocks were the largest positive contributor to our results. ConocoPhillips and Marathon Oil were standouts, benefiting from their diversified asset base. Within this industry group, we added a position in Total S.A., a French global integrated oil and gas company. We like the company’s growth potential driven by the significant number of new projects coming online between now and 2020. The company should also begin to realize the benefits of investments made during the market downturn. Total also has more exposure to oil prices than its mulitnational integrated peers, which we view as a positive in this environment.
The ongoing transportation bottleneck issues in the Permian Basin, which will linger at least to the middle of 2019, led us to focus on companies with less emphasis on this region. To that end, we sold our holdings in Parsley Energy and reduced our exposure to Concho Resources and Pioneer Natural Resources. Longer term, the Permian companies offer some of the most compelling opportunities and once the infrastructure issues are fixed, we will be interested in increasing our exposure to this area.
The return of our Fund’s holdings in Basic Materials was unchanged during the quarter. Our fertilizer stocks generated strong returns driven by higher demand and better pricing. Shares in CF Industries and Mosaic Company increased 23.4% and 15.9%, respectively, during the quarter. However, weakness in the specialty chemicals sector offset this performance. We added Ball Corporation to our portfolio, one of the world’s largest aluminum can manufacturers. The company has been able to increase prices for the first time in 15 years, which should lead to higher top and bottom-line growth. We also believe the company should benefit from the developing “war on plastics.”
For the nine months ended September 30, 2018, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 4.0%. This compares to total returns of 6.2% for the Fund's benchmark, comprised of the Dow Jones U.S. Oil & Gas Index (80% weight) and the Dow Jones U.S. Basic Materials Index (20% weight), and 0.3% for the Lipper Global Natural Resources Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 2.0%.

Letter to Shareholders (continued)

For the twelve months ended September 30, 2018, the Fund’s total return on NAV was 10.7%. Comparable returns for the Fund's benchmark and the Lipper Global Natural Resources Funds Average were 13.2% and 7.0%, respectively. The Fund’s total return on market price was 7.8%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $8.7 million, or $.30 per share, consisting of $.04 net investment income and $.02 long-term capital gain, realized in 2017, and $.24 of net investment income realized in 2018, all taxable in 2018. These distributions constitute the first three payments toward our annual 6% minimum distribution rate commitment.
We thank you for investing with us and do not take your trust for granted. We remain focused on delivering consistent investment returns for shareholders by identifying quality companies that are executing at high levels and trading at attractive valuations.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
October 17, 2018

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2018	2017
At September 30:
Net asset value per share	$23.81	$22.86
Market price per share	$19.93	$19.65
Shares outstanding	28,995,647	28,550,279
Total net assets	$690,335,277	$652,532,456
Unrealized appreciation on investments	$191,688,902	$155,447,826

For the nine months ended September 30:
Net investment income	$8,982,520	$10,389,819
Net realized gain (loss)	$(7,112,800)	$(2,374,976)
Total return (based on market price)	2.0%	-1.0%
Total return (based on net asset value)	4.0%	-3.3%

Key ratios:
Expenses to average net assets*	0.78%	0.79%
Net investment income to average net assets*	1.78%	2.16%
Portfolio turnover*	46.6%	22.6%
Net cash & short-term investments to net assets	1.0%	0.9%
*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2018
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$120,484,393	17.5%
Chevron Corporation	69,614,004	10.1
EOG Resources, Inc.	35,515,488	5.1
ConocoPhillips	33,607,080	4.9
Occidental Petroleum Corporation	29,318,256	4.2
DowDuPont Inc.	29,018,923	4.2
Schlumberger Limited	27,669,864	4.0
Valero Energy Corporation	22,932,000	3.3
Phillips 66	18,990,502	2.8
Williams Companies, Inc.	17,020,940	2.5
	$404,171,450	58.6%

Schedule of Investments

September 30, 2018
(unaudited)
	Shares	Value (a)
Common Stocks — 99.0%
Energy — 79.8%
Exploration & Production — 27.8%
Anadarko Petroleum Corporation	139,600	$9,410,436
Apache Corporation	107,300	5,114,991
Cabot Oil & Gas Corporation	113,400	2,553,768
Cheniere Energy, Inc. (b)	100,700	6,997,643
Cimarex Energy Company	26,900	2,500,086
Concho Resources Inc. (b)	54,440	8,315,710
ConocoPhillips	434,200	33,607,080
Continental Resources, Inc. (b)	109,000	7,442,520
Devon Energy Corporation	139,900	5,587,606
Diamondback Energy, Inc.	40,700	5,502,233
EOG Resources, Inc.	278,400	35,515,488
EQT Corporation	81,000	3,582,630
Hess Corporation	71,100	5,089,338
Marathon Oil Corporation	614,500	14,305,560
Newfield Exploration Company (b)	55,900	1,611,597
Noble Energy, Inc.	139,700	4,357,243
Occidental Petroleum Corporation	356,800	29,318,256
Pioneer Natural Resources Company	49,300	8,587,567
Whiting Petroleum Corporation (b)	51,575	2,735,538
		192,135,290
Integrated Oil & Gas — 28.3%
Chevron Corporation	569,300	69,614,004
Exxon Mobil Corporation	1,417,130	120,484,393
Total S.A. ADR	78,300	5,041,737
		195,140,134
Oil Equipment & Services — 8.3%
Baker Hughes, a GE company Class A	83,000	2,807,890
Halliburton Company	277,870	11,262,071
Helmerich & Payne, Inc.	33,600	2,310,672
National Oilwell Varco, Inc.	109,000	4,695,720
Schlumberger Limited	454,200	27,669,864
TechnipFMC plc	264,400	8,262,500
		57,008,717
Pipelines — 4.8%
Kinder Morgan, Inc.	504,000	8,935,920
ONEOK, Inc.	109,200	7,402,668
Williams Companies, Inc.	626,000	17,020,940
		33,359,528

Schedule of Investments (continued)

September 30, 2018
(unaudited)
	Shares	Value (a)
Refiners — 10.6%
Andeavor	97,480	$14,963,180
HollyFrontier Corporation	50,300	3,515,970
Marathon Petroleum Corporation	156,100	12,483,317
Phillips 66	168,475	18,990,502
Valero Energy Corporation	201,600	22,932,000
		72,884,969
Materials — 19.2%
Chemicals — 14.1%
Air Products and Chemicals, Inc.	83,400	13,931,970
Albemarle Corporation	15,100	1,506,678
CF Industries Holdings, Inc.	101,600	5,531,104
DowDuPont Inc.	451,235	29,018,923
Eastman Chemical Company	72,200	6,910,984
Ecolab Inc.	49,000	7,682,220
FMC Corporation	19,700	1,717,446
International Flavors & Fragrances Inc.	10,400	1,446,848
LyondellBasell Industries N.V.	129,200	13,244,292
Mosaic Company	118,901	3,861,904
PPG Industries, Inc.	41,500	4,528,895
Praxair, Inc.	49,200	7,907,916
		97,289,180
Construction and Materials — 1.3%
Martin Marietta Materials, Inc.	8,700	1,582,965
Sherwin-Williams Company	11,400	5,189,394
Vulcan Materials Company	18,700	2,079,440
		8,851,799
General Industrials — 2.1%
Avery Dennison Corporation	12,800	1,386,880
Ball Corporation	157,300	6,919,627
International Paper Company	56,000	2,752,400
Packaging Corporation of America	13,200	1,447,908
WestRock Company	38,700	2,068,128
		14,574,943
Industrial Metals — 1.4%
Freeport-McMoRan, Inc.	177,100	2,465,232
Nucor Corporation	43,900	2,785,455
Steel Dynamics, Inc.	98,800	4,464,772
		9,715,459
Mining — 0.3%
Newmont Mining Corporation	73,500	2,219,700
Total Common Stocks
(Cost $491,490,617)		683,179,719

Schedule of Investments (continued)

September 30, 2018
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.9%
Money Market Funds — 0.9%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.11% (c)	3,999,200	$4,000,400
Northern Institutional Treasury Portfolio, 1.94% (c)	2,170,587	2,170,587
Total Short-Term Investments
(Cost $6,171,187)		6,170,987
Total — 99.9%
(Cost $497,661,804)		689,350,706
Other Assets Less Liabilities — 0.1%		984,571
Net Assets — 100.0%		$690,335,277

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

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Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (3)	Roger W. Gale (1), (2), (4)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com